Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cash Technologies, Inc. on Form 10-QSB for the period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Bruce Korman, Chief Executive Officer of the Company, and Edmund King, Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 14, 2004

/s/ Bruce Korman	/s/ Edmund King
Chief Executive Officer	Chief Financial Officer